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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                               September 18, 2002
                               ------------------
                                (Date of Report)


                         VENTURES-NATIONAL INCORPORATED
                         ------------------------------
             (Exact name of registrant as specified in its charter)


            Utah                        000-32847                87-0433444
            ----                        ---------                ----------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

             1855 Norman Avenue, Santa Clara, California 95054-2029
             ------------------------------------------------------
                    (Address of principal executive offices)


                                 (408) 727-7513
                                 --------------
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

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Item 4.  Change In Registrant's Certifying Accountant

(a)      Previous independent accountant:

         (1) On September 16, 2002, as a result of the merger of Titan EMS Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Registrant, with and into Titan EMS, Inc., a Delaware corporation ("Titan"), pursuant to and in connection with which the stockholders of Titan received approximately 79.9% of the outstanding common stock of the Registrant, the Registrant dismissed Mantyla McReynolds LLC, which served as the Registrant's independent public accountants since August 22, 2001 and engaged Stonefield Josephson, Inc.

         (2) The reports issued by Mantyla McReynolds LLC on the financial statements for the past two fiscal years of the Registrant did not contain an adverse opinion nor a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles, however, their opinion on the financial statements for the years ended June 30, 2002 and 2001contained an uncertainty that stated "the accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has accumulated losses from operations, minimal assets, and a net working capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

         (3) The Registrant's Board of Directors approved the decision to change independent public accountants.

         (4) In connection with its audits for the two most recent fiscal years, there were no disagreements with on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mantyla McReynolds LLC, would have caused Mantyla McReynolds LLC to make reference thereto in their report on the financial statements for such years or such interim periods.

         (5) The Registrant provided Mantyla McReynolds LLC with a copy of the disclosures contained in this Form 8-K and requested that Mantyla McReynolds LLC furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated September 16, 2002, is filed as Exhibit 16.1 to this Form 8-K.

(b)      New independent public accountants:

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         (1)      The Registrant engaged Stonefield Josephson, Inc. as its new independent public accountants as of September 16, 2002. The Registrant's Board of Directors approved this on September 16, 2002.

         (2) The Registrant requested Stonefield Josephson, Inc. to review the disclosures contained in this Form 8-K prior to filing it with the Commission. Stonefield Josephson, Inc. did not furnish the Registrant with a letter containing any new information, clarification, or disagreement with the information set forth herein.

Item 7.       Financial Statements and Exhibits

(a)      Exhibits:

         16.1 Letter from Mantyla McReynolds LLC

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 18, 2002

                                   VENTURES-NATIONAL INCORPORATED



                                   By: /s/ Louis George
                                      -----------------------------------------
                                   Name:  Louis George
                                   Title: President and Chief Executive Officer

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                                INDEX TO EXHIBITS

Exhibit No.       Description
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16.1              Letter, dated September 16, 2002, from Mantyla McReynolds LLC, addressed to Office of the Chief Accountant of the Securities and Exchange Commission